                                  EXHIBIT 28

 COMBINED ANNUAL STATEMENT FOR THE YEAR 1995 OF THE ARGONAUT INSURANCE COMPANY

                        SCHEDULE P -- PART 2 -- SUMMARY


      1                            Incurred Losses and Allocated Expenses Reported At Year End ($000 omitted)
Years in Which     -----------------------------------------------------------------------------------------------------------
 Losses Were            2           3         4          5          6          7          8          9          10         11
  Incurred            1986        1987       1988       1989       1990       1991       1992       1993       1994       1995
--------------        ----        ----       ----       ----       ----       ----       ----       ----       ----       ----

 1. Prior........ 1,087,166    1,146,054  1,152,047  1,101,714  1,101,134  1,032,622  1,031,673  1,015,391   981,872    997,839
 2. 1986.........   224,059      203,277    215,245    213,138    214,815    217,302    205,715    206,165   205,662    208,976
 3. 1987.........       XXX      228,194    236,175    244,151    233,047    234,116    223,883    234,451   233,113    235,038
 4. 1988.........       XXX          XXX    236,390    256,675    242,668    243,593    237,226    243,415   246,651    249,334
 5. 1989.........       XXX          XXX        XXX    317,599    325,043    359,205    356,420    375,676   374,092    378,651
 6. 1990.........       XXX          XXX        XXX        XXX    356,129    396,815    419,688    421,619   440,026    443,966
 7. 1991.........       XXX          XXX        XXX        XXX        XXX    258,677    288,348    288,844   302,094    300,467
 8. 1992.........       XXX          XXX        XXX        XXX        XXX        XXX    260,021    227,446   230,739    221,250
 9. 1993.........       XXX          XXX        XXX        XXX        XXX        XXX        XXX    217,975   194,822    189,416
10. 1994.........       XXX          XXX        XXX        XXX        XXX        XXX        XXX        XXX   214,927    201,575
11. 1995.........       XXX          XXX        XXX        XXX        XXX        XXX        XXX        XXX       XXX    157,768

                         Development
                    ---------------------
                      12           13
                    One Year     Two Year
                    --------     --------
 1. Prior........    15,967      (17,551)
 2. 1986.........     3,313        2,811
 3. 1987.........     1,925          587
 4. 1988.........     2,683        5,919
 5. 1989.........     4,559        2,975
 6. 1990.........     3,940       22,347
 7. 1991.........    (1,627)      11,623
 8. 1992.........    (9,489)      (6,196)
 9. 1993.........    (5,406)     (28,559)
10. 1994.........   (13,352)         XXX
11. 1995.........       XXX          XXX
                    -------      -------
12. Totals.......     2,514       (6,045)


                        SCHEDULE P -- PART 3 -- SUMMARY


      1                             Cumulative Paid Losses and Allocated Expenses At Year End ($000 omitted)
Years in Which     -----------------------------------------------------------------------------------------------------------
 Losses Were            2           3         4          5          6          7          8          9          10         11
  Incurred            1986        1987       1988       1989       1990       1991       1992       1993       1994       1995
--------------        ----        ----       ----       ----       ----       ----       ----       ----       ----       ----
 1. Prior........       000      184,804    313,974    402,224    478,114    536,166    585,903    629,815   671,261    719,694
 2. 1986.........    39,530       87,284    121,674    146,774    164,817    178,514    181,458    180,871   186,449    191,071
 3. 1987.........       XXX       42,292     94,180    131,479    157,714    181,665    190,598    200,347   209,857    214,610
 4. 1988.........       XXX          XXX     39,172    100,698    139,628    174,158    193,938    204,932   217,663    224,727
 5. 1989.........       XXX          XXX        XXX     60,080    152,592    220,885    263,996    295,415   320,659    335,294
 6. 1990.........       XXX          XXX        XXX        XXX     75,916    179,963    263,564    320,125   358,815    379,562
 7. 1991.........       XXX          XXX        XXX        XXX        XXX     55,681    135,352    189,659   223,039    241,703
 8. 1992.........       XXX          XXX        XXX        XXX        XXX        XXX     44,137     98,219   137,356    162,343
 9. 1993.........       XXX          XXX        XXX        XXX        XXX        XXX        XXX     37,638    82,577    116,237
10. 1994.........       XXX          XXX        XXX        XXX        XXX        XXX        XXX        XXX    33,635     85,639
11. 1995.........       XXX          XXX        XXX        XXX        XXX        XXX        XXX        XXX       XXX     26,075

                         Development
                    ---------------------
                      12           13
                    Number of     Number of
                 Claims Closed   Claims Closed
                   With Loss     Without Loss
                    Payment       Payment
                    --------     --------
 1. Prior........       XXX          XXX
 2. 1986.........       XXX          XXX
 3. 1987.........       XXX          XXX
 4. 1988.........       XXX          XXX
 5. 1989.........       XXX          XXX
 6. 1990.........       XXX          XXX
 7. 1991.........       XXX          XXX
 8. 1992.........       XXX          XXX
 9. 1993.........       XXX          XXX
10. 1994.........       XXX          XXX
11. 1995.........       XXX          XXX

                        SCHEDULE P -- PART 4 -- SUMMARY


      1              Bulk and Incurred But NOt Reported Reserves on Losses and Allocated Expenses at Year End ($000 omitted)
Years in Which     -----------------------------------------------------------------------------------------------------------
 Losses Were            2           3         4          5          6          7          8          9          10         11
  Incurred            1986        1987       1988       1989       1990       1991       1992       1993       1994       1995
--------------        ----        ----       ----       ----       ----       ----       ----       ----       ----       ----
 1. Prior........   465,311      464,847    448,693    402,587    362,712    267,661    239,411    180,328   121,840     88,442
 2. 1986.........    84,560       39,565     33,807     25,630     21,165     15,308      9,790     14,753     7,793      6,819
 3. 1987.........       XXX       89,958     58,731     49,281     28,102     17,404      9,748     14,566    10,460      7,692
 4. 1988.........       XXX          XXX     96,929     63,461     37,465     22,210     10,206     13,160    11,505      7,940
 5. 1989.........       XXX          XXX        XXX    127,236     52,593     33,142     16,522     26,670    18,519     17,345
 6. 1990.........       XXX          XXX        XXX        XXX    145,466     69,241     43,089     20,075    32,916     28,722
 7. 1991.........       XXX          XXX        XXX        XXX        XXX    128,839     46,286     27,168    32,741     24,777
 8. 1992.........       XXX          XXX        XXX        XXX        XXX        XXX    132,452     57,808    40,376     20,782
 9. 1993.........       XXX          XXX        XXX        XXX        XXX        XXX        XXX    113,812    56,723     33,974
10. 1994.........       XXX          XXX        XXX        XXX        XXX        XXX        XXX        XXX   110,020    60,828
11. 1995.........       XXX          XXX        XXX        XXX        XXX        XXX        XXX        XXX       XXX     79,759

                                                                      EXHIBIT 28
               COMBINED ANNUAL STATEMENT FOR THE YEAR 1995 OF THE
                           ARGONAUT INSURANCE COMPANY


                SCHEDULE P - ANALYSIS OF LOSSES AND LOSS EXPENSES
                               NOTES TO SCHEDULE P

(1)  Parts of Schedule P:
Part 1 - detailed information on losses and loss expenses.
Part 2 - history of incurred losses and allocated expenses.
Part 3 - history of loss and allocated expense payments.
Part 4 - history of bulk and incurred-but-not reported reserves.
Part 5 - history of claims.
Part 6 - history of premiums earned.
Part 7 - history of loss sensitive contracts.
Schedule P Interrogatories

(2) Lines of business A through M, R, and S are groupings of the lines of business used on the state page.

(3) Reinsurance A, B, C, and D (lines N to Q) are:
Reinsurance A = nonproportional property (1988 and subsequent)
Reinsurance B = nonproportional liability (1988 and subsequent)
Reinsurance C = financial lines (1988 and subsequent)
Reinsurance D = old Schedule O line 30 (1987 and prior)

                         SCHEDULE P - PART 1 - SUMMARY
                                 ($000 OMITTED)

                     PREMIUMS EARNED                            LOSS AND LOSS EXPENSE PAYMENTS
                --------------------------   -------------------------------------------------------------------------
                                               LOSS PAYMENTS     ALLOCATED LOSS
                                                                EXPENSE PAYMENTS
                ------------------------------------------------------------------------------------------------------
      1           2        3          4         5        6         7        8          9             10          11         12
     YEAR
   IN WHICH                                                                                                    TOTAL    NUMBER OF
PREMIUMS WERE                                                                       SALVAGE      UNALLOCATED     NET      CLAIMS
  EARNED AND    DIRECT                       DIRECT              DIRECT               AND          LOSS         PAID     REPORTED -
 LOSSES WERE     AND                NET       AND                 AND              SUBROGATION    EXPENSE    (5 - 6 + 7  DIRECT AND
   INCURRED     ASSUMED   CEDED    (2 - 3)   ASSUMED    CEDED    ASSUMED   CEDED    RECEIVED     PAYMENTS    - 8 + 10)    ASSUMED
----------------------------------------------------------------------------------------------------------------------------------
 1. Prior           XXX      XXX       XXX     55,811    9,875     7,513    5,016      183          1,892       50,325       XXX
 2. 1986        346,831   60,205   286,626    204,782   40,738    39,749   12,722    1,269         13,811      204,882       XXX
 3. 1987        374,906   63,558   311,348    218,476   32,908    37,442    8,400    1,584         15,192      229,802       XXX
 4. 1988        382,710   40,174   342,536    232,720   35,714    32,761    5,040    1,532         15,605      240,332       XXX
 5. 1989        489,774   74,132   415,642    353,397   51,804    41,372    7,671    1,251         20,815      356,109       XXX
 6. 1990        494,733   36,020   458,713    367,006   26,488    41,758    2,714    3,039         23,022      402,585       XXX
 7. 1991        430,996   63,530   367,466    229,535    9,860    23,170    1,142    1,748         18,806      260,509       XXX
 8. 1992        319,956   (8,365)  328,321    151,269    6,504    18,553      975    1,132         16,363      178,706       XXX
 9. 1993        332,846   17,379   315,467    111,580    5,014    10,140      469    1,643          6,785      123,022       XXX
10. 1994        299,786   20,059   279,726     82,200    2,739     6,212       34    1,348         12,753       98,392       XXX
11. 1995        237,299   29,166   208,133     25,984    1,331     1,427        5      246          8,583       34,658       XXX
12. Totals         XXX      XXX       XXX   2,032,762  222,976   260,095   44,188   14,975        153,628    2,179,322       XXX

                            LOSSES UNPAID                       ALLOCATED LOSS EXPENSES UNPAID
             --------------------------------------------  ----------------------------------------
                    CASE BASIS            BULK + IBNR           CASE BASIS          BULK + IBNR
             ---------------------  ---------------------  --------------------  ------------------
                 13           14        15           16        17          18        19        20
               DIRECT                 DIRECT                 DIRECT              DIRECT AND
             AND ASSUMED   CEDED    AND ASSUMED    CEDED   AND ASSUMED    CEDED   ASSUMED     CEDED
---------------------------------------------------------------------------------------------------
 1. Prior     203,648      40,047     113,999      43,205    18,327       3,815    24,230     6,582
 2. 1986       10,809       1,613       7,028         818     2,100         835     1,104       496
 3. 1987       12,299       2,106       8,677       1,910     1,891         661     1,845       920
 4. 1988       17,926       5,197       9,382       2,205     1,925         363     1,569       806
 5. 1989       26,709       5,225      20,982       6,018     3,444         458     3,302       921
 6. 1990       31,836       2,139      27,502       2,386     3,945         212     4,339       734
 7. 1991       32,475       3,251      23,076       1,142     4,032         147     3,396       553
 8. 1992       35,024       1,704      18,540         616     3,498          74     2,990       132
 9. 1993       36,211       1,657      31,664       2,235     3,571          13     4,719       175
10. 1994       55,809       6,816      57,731       4,292     8,030       2,304     8,127       737
11. 1995       49,948       2,385      77,808       9,095     4,401          30    12,131     1,065
12. Totals    512,693      72,140     396,390      73,922    55,164       8,812    67,751    13,139

                21           22           23            24
                                         TOTAL        NUMBER OF
              SALVAGE    UNALLOCATED   NET LOSSES      CLAIMS
                AND         LOSS          AND        OUTSTANDING-
            SUBROGATION   EXPENSES      EXPENSES       DIRECT
            ANTICIPATED    UNPAID        UNPAID      AND ASSUMED
-----------------------------------------------------------------
 1. Prior        294        10,521       277,076         XXX
 2. 1986           3           519        17,798         XXX
 3. 1987           7           646        19,861         XXX
 4. 1988          70           794        23,025         XXX
 5. 1989         445         1,259        43,074         XXX
 6. 1990       1,130         1,800        63,951         XXX
 7. 1991       1,564         1,811        59,698         XXX
 8. 1992       1,690         2,111        59,636         XXX
 9. 1993       1,417         2,052        74,140         XXX
10. 1994       1,324         2,946       118,493         XXX
11. 1995         376         4,460       136,152         XXX
12. Totals     8,320        28,919       892,904         XXX

                                                   LOSS AND LOSS              DISCOUNT                             NET BALANCE
                   TOTAL LOSSES AND             EXPENSE PERCENTAGE            FOR TIME                           SHEET RESERVES
                LOSS EXPENSES INCURRED      (INCURRED/PREMIUMS EARNED)     VALUE OF MONEY                        AFTER DISCOUNT
              ---------------------------   --------------------------    ----------------                    --------------------
                 25        26       27        28          29      30       31        32           33            34           35
                                                                                             INTER-COMPANY
               DIRECT                       DIRECT                                              POOLING                     LOSS
                AND                           AND                                   LOSS     PARTICIPATION    LOSSES      EXPENSES
              ASSUMED    CEDED      NET     ASSUMED     CEDED     NET     LOSS     EXPENSE    PERCENTAGE      UNPAID       UNPAID
----------------------------------------------------------------------------------------------------------------------------------
 1. Prior       XXX        XXX       XXX      XXX        XXX      XXX                            XXX          234,395      42,682
 2. 1986      279,903    57,222   222,680     80.7       95.0     77.7                                         15,406       2,392
 3. 1987      296,467    46,804   249,663     79.1       73.6     80.2                                         16,960       2,900
 4. 1988      312,683    49,326   263,358     81.7      122.8     76.9                                         19,906       3,119
 5. 1989      471,279    72,097   399,182     96.2       97.3     96.0                                         36,447       6,626
 6. 1990      501,208    34,672   466,536    101.3       96.3    101.7                                         54,813       9,138
 7. 1991      336,302    16,095   320,207     78.0       25.3     87.1                                         51,159       8,540
 8, 1992      248,347    10,006   238,341     77.6     (119.6)    72.6                                         51,243       8,392
 9. 1993      206,724     9,562   197,162     62.1       55.0     62.5                                         63,984      10,155
10. 1994      233,807    16,922   216,885     78.0       84.4     77.5                                        102,431      16,062
11. 1995      184,741    13,931   170,810     77.9       47.8     82.1                                        116,276      19,876
12. Totals      XXX        XXX       XXX      XXX        XXX      XXX                            XXX          763.021     129,883